Other Post-Employment Benefits and Other Employee Benefit Plans (Tables) (Other Postretirement Benefit Plans Legacy Diversey [Member])	12 Months Ended
Dec. 31, 2013
Other Postretirement Benefit Plans Legacy Diversey [Member]
Accumulated Other Comprehensive Loss Expected to be Recognized as Components of Net Periodic Benefit Cost

The amounts in accumulated other comprehensive loss at December 31, 2013 that are expected to be recognized as components of net periodic benefit cost during the next fiscal year are as follows:

Actuarial loss	$—
Prior service (credit)	(0.8)
Transition (asset) obligation	—

One Percentage Point Change on Assumed Healthcare Cost

A one percentage point change on assumed healthcare cost trend rates would have the following effect for the year ended December 31, 2013:

	1% Increase	1% Decrease
Effect on total of service and interest cost components	$0.2	$(0.2)
Effect on post-retirement benefit obligation	2.3	(2.7)